UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2021

FFBW, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39182	37-1962248
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1360 South Moorland Road		53005
Brookfield, Wisconsin
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:(262) 542-4448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFBW	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Split Dollar Agreements. On February 3, 2021, First Federal Bank of Wisconsin (the “Bank”), the wholly owned subsidiary of FFBW, Inc. (the “Company”), entered into Split Dollar Life Insurance Agreements (the “Agreements”) with each of Steven L. Wierschem, Chief Financial Officer of the Bank and the Company, and Edward H. Schaefer, President and Chief Executive Officer of the Bank and the Company (together, the “Executive”). Under the Agreements, each Executive’s designated beneficiary or beneficiaries will be entitled to share in the death proceeds payable under a life insurance policy owned by the Bank on the life of each Executive (the “Policy”) in the event of such Executive’s death while the Agreement is in effect. Such amount is one (1) times the Executive’s salary up to $100,000. The Bank is the sole beneficiary of any death proceeds remaining after the aforementioned death proceeds have been paid to the Executive’s designated beneficiary or beneficiaries. If the Executive’s employment is terminated for any reason other than death, the Bank shall become the direct beneficiary of the entire underlying life insurance policy proceeds, and all beneficial rights vested in the Executive, and/or his beneficiary or beneficiaries, will terminate.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements attached hereto as Exhibit 10.1 and Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

ExhibitDescription

10.1	Split Dollar Life Insurance Agreement for Edward H. Schaefer
10.2	Split Dollar Life Insurance Agreement for Steven L. Wierschem

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FFBW, INC.

DATE: April 22, 2022	By:/s/ Edward H. Schaefer
Edward H. Schaefer
President and Chief Executive Officer